                                JOINDER AGREEMENT


         This JOINDER AGREEMENT (the "AGREEMENT") dated as of April 14, 2000, is executed by THE SALES FORCE COMPANIES, INC. (the "DEBTOR"), MARKETING SPECIALISTS CORPORATION, MARKETING SPECIALISTS SALES COMPANY, PAUL INMAN ASSOCIATES, INC., BROMAR, INC., the lenders party hereto (the "BANKS"), and THE CHASE MANHATTAN BANK, in its capacity as administrative agent for the Banks (in such capacity herein the "AGENT").

                                    RECITALS:

         The parties hereto, other than the Debtor, are parties to that certain Credit Agreement dated as of March 30, 2000 (as amended by that certain First Amendment to Credit Agreement dated as of April 14, 2000, and as the same has been or may further be amended or modified, the "CREDIT AGREEMENT" and capitalized terms not otherwise defined herein being used herein as defined in the Credit Agreement) pursuant to which the Banks agreed to provide loans and other financial accomodations to the Borrowers upon the term and conditions contained therein.

         As of April 14, 2000, Debtor, through a stock acquisition by MSSC, became a wholly-owned indirect subsidiary of Parent along with certain of Debtor's Subsidiaries (such Subsidiaries, collectively, the "INACTIVE SUBSIDIARIES").

         The parties hereto desire to join Debtor to the Credit Agreement as a "Borrower" thereunder, to join Debtor to the Security Agreement as a "Debtor" thereunder, and to join Debtor to the Intercreditor Agreement as a "Debtor" thereunder, in accordance with the terms of this Agreement.

         The parties hereto also desire to amend the Credit Agreement as set forth in this Agreement.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

1. Debtor assumes all the obligations of a "Borrower" under the Credit Agreement and agrees that it is a "Borrower" and bound as a "Borrower" under the terms of the Credit Agreement as if it had been an original signatory thereto.

2. Schedule 7.14 to the Credit Agreement is hereby amended and restated as set forth on Schedule 7.14 hereto. Debtor and each existing Borrower (not including Debtor) hereby

JOINDER AGREEMENT - Page 1
     confirms that the representations and warranties set forth in Article 7 of the Credit Agreement (excluding, with respect to the Inactive Subsidiaries, the representations and warranties set forth in Sections 7.1 and 7.14 and excluding the representations and warranties set forth in Section 7.9) are true and correct as of the date of this Agreement after giving effect to the modifications in Schedule 7.14. Parent covenants that on or before July 1, 2000, it shall deliver to Agent a schedule in substantially the form of
     Schedule 7.9 to the Credit Agreement setting forth the information therein as of June 30, 2000, which schedule shall be certified by the Treasurer or Chief Financial Officer of Parent as being true and correct as of such date.

3. Sections 8.10(b) and (c) of the Credit Agreement are deleted in their entireties and each Section is replaced with the following: "Intentionally Deleted."

4. Debtor assumes all the obligations of a "Debtor" under the Security Agreement and agrees that it is a "Debtor" and bound as a "Debtor" under the terms of the Security Agreement as if it had been an original signatory thereto. In furtherance of the foregoing, Debtor hereby assigns, pledges and grants to the Agent a security interest in and lien on all of its right, title and interest in and to its Collateral (as defined in the Security Agreement and after giving effect to this Agreement) to secure the Obligations (as defined in the Security Agreement) under the terms of the Security Agreement.

5. Schedules 3.1, 3.2, and 3.3 of the Security Agreement are hereby amended to add the information relating to Debtor set out on Schedules 3.1, 3.2, and
     3.3 hereof. Debtor hereby confirms that the representations and warranties applicable to it and its Collateral set forth in Article 3 of the Security Agreement are true and correct after giving effect to such amendment to the Schedules. Each Borrower (including Debtor) covenants that as soon as possible in accordance with reasonably prudent business practices, but in no event later than July 31, 2000, it shall close each of its deposit, checking or other accounts, including, without limitation, the accounts listed on Schedule 3.2 to the Security Agreement, as amended hereby, unless such accounts are subject to agreements granting to the Agent control over such accounts and also containing such other terms as the Agent may reasonably require.

6. In furtherance of its obligations under SECTION 4.2 of the Security Agreement but subject to SECTION 8.10 of the Credit Agreement, Debtor agrees to execute and deliver such UCC financing statements naming the Debtor as debtor, the Agent as secured party, and describing its Collateral and such other documentation as the Agent may require to evidence, protect and perfect the Liens created by the Security Agreement as modified hereby.

7. Debtor assumes all the obligations of a "Debtor" under the Intercreditor Agreement and agrees that it is a "Debtor" and bound as a "Debtor" under the terms of the Intercreditor Agreement as if it had been an original signatory thereto.

JOINDER AGREEMENT - Page 2

8. Each of the parties hereto consents to Debtor's being joined to the Credit Agreement, the Security Agreement and the Intercreditor Agreement in accordance with the terms of this Agreement and agrees that this Agreement shall amend the Credit Agreement and the Security Agreement in accordance with the terms hereof.

9. Agent, as Revolver Agent under the Intercreditor Agreement, (a) agrees that this Agreement is sufficient in form and substance to join Debtor as a "Debtor" under the Intercreditor Agreement; (b) consents to Debtor's being joined as a "Debtor" under the Intercreditor Agreement; and (c) agrees, represents and warrants that no further consent or approval of any Revolver Lender (as defined in the Intercreditor Agreement) is ncessary to join Debtor as a "Debtor" under the Intercreditor Agreement.

10. Debtor and each of the existing Borrowers agree that none of the Inactive Subsidiaries now owns or hereafter will own any assets or is now liable for or will hereafter incur any liabilities except as may be necessary for the winding-up and dissolution or merger of each Inactive Subsidiary and that each Inactive Subsidiary shall diligently and promptly be either dissolved or merged into Debtor or MSSC.

11. Each Borrower hereby represents and warrants to Agent and the Banks as follows: (a) after giving effect to this Agreement, no Default has occurred and is continuing; (b) the execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of such Borrower and does not and will not: (1) violate any provision of law applicable to such Borrower, the certificate of incorporation, bylaws, partnership agreement, membership agreement, or other applicable governing document of such Borrower or any order, judgment, or decree of any court or agency of government binding upon Borrower; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of such Borrower; (3) result in or require the creation or imposition of any material lien upon any of the assets of such Borrower; or (4) require any approval or consent of any Person under any material contractual obligation of Borrower; and
     (c) the articles of incorporation, bylaws, partnership agreement, certificate of limited partnership, membership agreement, articles of organization or other applicable governing document of such Borrower and the resolutions of such Borrower attached as Exhibits to the Certificate of Secretary of such Borrower delivered in connection with the closing of the Credit Agreement as of March 30, 2000, have not been modified or rescinded and remain in full force and effect.

12. This Agreement shall be deemed to be part of, and a modification to, the Credit Agreement, the Security Agreement and the Intercreditor Agreement and shall be governed by all the terms and provisions of the Credit Agreement, Security Agreement and the Intercreditor Agreement, which terms are incorporated herein by reference, are ratified and confirmed and

JOINDER AGREEMENT - Page 3
     shall continue in full force and effect as valid and binding agreements of Debtor enforceable against Debtor to the extent set forth herein. Each Borrower, including Debtor as a Borrower, agrees (i) that the obligations, indebtedness and liabilities of such Borrower arising under this Agreement and the Notes executed pursuant hereto are "Obligations" as defined in the Credit Agreement and (ii) that this Agreement and the Notes executed pursuant hereto are "Loan Documents" as defined in the Credit Agreement.

13. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:

a) The Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Agent:

(i) RESOLUTIONS. Resolutions of the Board of Directors (or other similar authorizing documents) of the Debtor certified by its Secretary, an Assistant Secretary, or another authorized Person which authorize its execution, delivery, and performance of this Agreement and the other Loan Documents to which it is or is to be a party hereunder;

(ii) INCUMBENCY CERTIFICATE. A certificate of incumbency certified by the Secretary, an Assistant Secretary or other authorized Person of the Debtor certifying the names of its representatives who are authorized to sign this Agreement and the Loan Documents to which it is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of each such officers;

(iii) ARTICLES OF INCORPORATION. The articles of incorporation, articles of organization, certificate of limited partnership or similar governing document, as applicable, of the Debtor certified by the Secretary of State of the state of its incorporation or organization (or the other appropriate governmental officials of its jurisdiction of organization) and dated a current date;

(iv) BYLAWS. The bylaws of the Debtor certified by its Secretary, an Assistant Secretary;

(v) GOVERNMENTAL CERTIFICATES. Certificates of the appropriate government officials of the state of incorporation of the Debtor as to its existence and good standing;

(vi) NEW NOTES. Three (3) Notes, one (1) each payable to the order of each Bank in the principal amount of such Bank's Commitment as of the date hereof, and otherwise in substantially the form of Exhibit A to this Agreement;

(vii) ADDITIONAL INFORMATION. Agent shall have received such additional documentation and information as Agent or its legal counsel, Jenkens & Gilchrist, a Professional Corporation, may reasonably request, including, without limitation, any documents, certificates or other

JOINDER AGREEMENT - Page 4
     items relating to the acquisition of Debtor and any documents, certificates or other items requested pursuant to Section 8.10 of the Credit Agreement; and

b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

c)   No Default shall have occurred and be continuing; and

d) All proceedings taken in connection with the transactions contemplated by this Agreement and all documentation and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel, Jenkens & Gilchrist, a Professional Corporation.


                  [Remainder of page intentionally left blank.]






JOINDER AGREEMENT - Page 5

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.

                                            DEBTOR:

                                            THE SALES FORCE COMPANIES, INC.


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


                                            BORROWERS:
                                            MARKETING SPECIALISTS CORPORATION
                                            MARKETING SPECIALISTS SALES COMPANY


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                                 Authorized Officer for the
                                                   above Borrowers

                                            PAUL INMAN ASSOCIATES, INC.
                                            BROMAR, INC.


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                                 Authorized Officer for the
                                                   above Borrowers

                                            THE CHASE MANHATTAN BANK
                                            individually as a Bank, as the Agent
                                            and as the Revolver Agent


                                            By:
                                               --------------------------------
                                               George Louis McKinley
                                               Vice President

JOINDER AGREEMENT - Page 6

                                            CREDIT SUISSE/FIRST BOSTON


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title
                                                  -----------------------------


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title
                                                  -----------------------------


                                            FLEET CAPITAL BANK


                                            By:
                                               --------------------------------
                                               Hance VanBeber
                                               Senior Vice President

         By its execution below, First Union National Bank, as Term Loan Agent under the Intercreditor Agreement, (a) agrees that this Agreement is acceptable in form and substance to join Debtor as a "Debtor" under the Intercreditor Agreement; (b) consents to Debtor's being joined as a "Debtor" under the Intercreditor Agreement; and (c) agrees, represents and warrants that no further consent or approval of any Term Lender (as defined in the Intercreditor Agreement) is necessary to join Debtor as a "Debtor" under the Intercreditor Agreement.

                                            FIRST UNION NATIONAL BANK


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title
                                                  -----------------------------

JOINDER AGREEMENT - Page 7

                                GUARANTOR CONSENT

         By its execution below, the undersigned Richmont Capital Partners I, L.P. ("Guarantor") hereby (i) consents and agrees to this Agreement; (ii) agrees that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be its legal, valid and binding obligations enforceable against it in accordance with their respective terms; and (iii) agrees that the obligations, indebtedness and liabilities of the Borrowers, including Debtor, arising under this Agreement and the Notes executed pursuant hereto are "Obligations" as defined in the Credit Agreement and "Guaranteed Indebtedness" as defined in the Guaranty Agreement executed by it in favor of Agent and the Banks dated as of March 30, 2000.

         Guarantor hereby also represents and warrants to Agent and the Banks as follows: (a) the execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of Guarantor and does not and will not: (1) violate any provision of law applicable to such Guarantor, the certificate of incorporation, bylaws, partnership agreement, membership agreement, or other applicable governing document of Guarantor or Guarantor's managing general partner or any order, judgment, or decree of any court or agency of government binding upon Guarantor; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Guarantor; or (3) require any approval or consent of any Person under any material contractual obligation of Guarantor; and (b) the articles of incorporation, bylaws, partnership agreement, certificate of limited partnership, membership agreement, articles of organization or other applicable governing document of Guarantor and the resolutions of Guarantor's general partners attached as Exhibits to Guarantor's general partners' officers certificates delivered in connection with the closing of the Credit Agreement as of March 30, 2000, have not been modified or rescinded and remain in full force and effect.

                                   RICHMONT CAPITAL PARTNERS I, L.P.

                                   By: J.R. Investments Corp., its Managing General Partner


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title
                                                  -----------------------------


JOINDER AGREEMENT - Page 8

                                  SCHEDULE 3.1
                                       TO
                                JOINDER AGREEMENT

                                    LOCATIONS



A.       Chief Executive Office:

         180 Hansen Court
         Wood Dale, Illinois 60191-8004
         DuPage County

B.       Jurisdiction of Incorporation:  Indiana

                  Inventory Locations:

ADDRESS:                                             LANDLORD:
--------                                             ---------
180 Hansen Court                                     Great Lakes REIT, Inc.
Wood Dale, IL 60191-8004                             823 Conmmerce Drive, Suite 300
                                                     Oak Brook, IL

2504 W. Central Park Avenue                          Andy Bajc
Davenport, IA 52804                                  6232 Telegraph Road
                                                     Davenport, IA 52804

407 Pilot Court, Suite 100                           Pilot Court Investments
Waukesha, WI 53188                                   407 Pilot Court, Suite 400
                                                     Waukesha, WI 53188

2905 W. Springfield Avenue                           Hallbeck Homes, Inc.
Champaign, IL 61821                                  4101 Fieldstone Road
                                                     Champaign, IL 61821

11071 Aurora Avenue                                  R&R Realty Group
Des Moines, IA 50322                                 1280 Office Plaza Drive
                                                     West Des Moines, IA

8642 F Street                                        NP Dodge Commercial
Omaha, NE                                            8710 Frederick Street

JOINDER AGREEMENT - Page 9

                                                     Omaha, NE 68124

2812 W. 47th Street                                  Bill Willson
Kansas City, KS 66013                                9008 Outlook Drive
                                                     Overland Park, KS 66207

2219 12th St. North                                  Darco Investments
Fargo, ND 58102                                      P.O. Box 1408
                                                     Fargo, ND 58107

5651 Broadmoor                                       Mansell Baker
P.O. Box 758                                         10402 Century Lane
Shawnee Mission, KS 66202                            Overland Park, KS 66215

3042 E. Elm                                          Rick Gregg
Springfield, MO 65802                                P.O. Box 366
                                                     Nixa, MO 65714

1919 N. Amidon, Suite 108                            AJ Investments
Wichita, KS 66202                                    P.O. Box 14686
                                                     Shawnee Mission, KS 66285

630 N.E. 63rd Street                                 Carl Wheeler
Oklahoma City, OK 73105                              4240 Wake Forest Road
                                                     Edmund, OK 73034

7905 Golden Triangle Drive                           MEPC American Properties, Inc.
Suite 100                                            1550 Utica Avenue South, Suite 120
Eden Prairie, MN 55344                               St. Louis Park, MN 55416

1024 Executive Parkway Drive                         MCG Partnership
St. Louis, MO 63141                                  1024 Executive Parkway
                                                     St. Louis, MO 63141

Third Party Inventory Locations:    None





Schedule 3.1 to Joinder Agreement - Page 2

                                  SCHEDULE 3.2
                                       TO
                                JOINDER AGREEMENT

                DEPOSIT, LOCKBOX, COMMODITY AND SECURITY ACCOUNTS

29-0947-9 Checking Account (Payroll)
29-0944-6 Checking Account (Disbursements)
29-0946-8 Checking Account (Lockbox)
58-00072877 Checking Account (Medical & Dental)
58-00093782 Checking Account (Vision)

Each of these accounts is with LaSalle National Bank





Schedule 3.1 to Joinder Agreement - Page 3

                                  SCHEDULE 3.3
                                       TO
                                JOINDER AGREEMENT

                      PRIOR NAMES AND PREDECESSOR COMPANIES

                                 I. Prior Names

Hoosier Brokerage Corporation
Seavey & Flarsheim Brokerage Company, Inc.
Sales Force Companies, Inc.
The Sales Force Companies, Inc.
Sales Force of Chicago
Sales Force of Peoria
S&F Brokerage Co. (not active)
Seavey & Flarsheim (not active)
Sales Force of Des Moines
Sales Force of Quad Cities
Sales Force of Kansas City
Sales Force of Springfield
Sales Force of St. Louis
Sales Force of Omaha
Sales Force of Fargo
Sales Force of Lyon (not active)
Sales Force of Minneapolis
Sales Force of Oklahoma City
Sales Force of Milwaukee

                            II. Predecessor Companies

                                      None


Schedule 3.2 to Joinder Agreement, Solo Page

                                  SCHEDULE 7.14
                                       TO
                                JOINDER AGREEMENT

               LIST OF SUBSIDIARIES; LIST OF BORROWER SHAREHOLDERS

A.       Wholly-owned Subsidiaries of Marketing Specialists Corporation.

         1.       MARKETING SPECIALISTS SALES COMPANY
                  Principal Address:         17855 Dallas Parkway, Suite 2000,
                  Dallas, Texas  75287
                  Location of Books and Records:     17855 Dallas Parkway, Suite 2000,
                  Dallas, Texas  75287
                  Authorized Stock: 10,000,000
                  Issued and Outstanding Stock:      137,635

                  Marketing Specialists Sales Company is not party to any agreement providing for options, rights, rights of conversion, redemption, purchase or repurchase, rights of first refusal and similar rights relating to its Capital Stock.

         2.       PAUL INMAN ASSOCIATES, INC.
                  Principal Address:        17855 Dallas Parkway, Suite 2000,
                  Dallas, Texas  75287
                  Location of Books and Records:     17855 Dallas Parkway, Suite 2000,
                  Dallas, Texas  75287
                  Authorized Stock: 1,000 shares of Common Stock, $0.01 par value per share
                  Issued and Outstanding Stock:      1,000 shares of Common Stock

                  Paul Inman Associates, Inc. is not party to any agreement providing for options, rights, rights of conversion, redemption, purchase or repurchase, rights of first refusal and similar rights relating to its Capital Stock.

B.       Wholly-owned Subsidiaries of Marketing Specialists Sales Company

         1.       BROMAR, INC., a California corporation
                  Principal Address:                          744 N. Eckhoff Street, Orange, CA 92868
                  Location of Books and Records:              17855 Dallas Parkway, Suite 2000,
                                                              Dallas, Texas  75287

Schedule 3.3 to Joinder Agreement, Solo Page

                  Authorized Stock:                  2,000,000 shares of Common Stock, no par value
                  Issued and Outstanding Stock:      1,000 shares of Common Stock

                  Bromar, Inc. is not party to any agreement providing for options, rights, rights of conversion, redemption, purchase or repurchase, rights of first refusal and similar rights relating to its Capital Stock.

         2.       THE SALES FORCE COMPANIES, INC., an Indiana corporation
                  Principal Address:                       180 Hansen Court, Wood Dale, IL 60191-8004
                  Location of Books and Records:           180 Hansen Court, Wood Dale, IL 60191-8004
                  Authorized Stock:
                  Issued and Outstanding Stock:

                  The Sales Force Companies, Inc. is not party to any agreement providing for options, rights, rights of conversion, redemption, purchase or repurchase, rights of first refusal and similar rights relating to its Capital Stock.



Schedule 7.14 to Joinder Agreement, Page 2

                                   EXHIBIT "A"
TO
MARKETING SPECIALISTS CORPORATION
JOINDER AGREEMENT


NOTE
----

















Exhibit "A" to Joinder Agreement, Cover Page

NOTE
----

$______________                                                   April __, 2000

         FOR VALUE RECEIVED, the undersigned, MARKETING SPECIALISTS CORPORATION, a Delaware corporation, PAUL INMAN ASSOCIATES, INC., a Michigan corporation, MARKETING SPECIALISTS SALES COMPANY, a Texas corporation, BROMAR, INC., a California corporation and THE SALES FORCE COMPANIES, INC., a Indiana corporation, (collectively, the "Borrowers"), hereby promise, jointly and severally, to pay to the order of _________________________ (the "Bank"), at Agent's Principal Office, in lawful money of the United States of America and in immediately available funds, the principal amount of _______________________________________________ and No/100 Dollars
($_____________) or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Bank to the Borrowers under the Credit Agreement referred to below, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         The Borrowers hereby authorize the Bank to record in its records the amount of each Loan and Type of Accounts established under each Loan and all Continuations, Conversions and payments of principal in respect thereof, which records shall, in the absence of manifest error, constitute prima facie evidence of the accuracy thereof; PROVIDED, HOWEVER, that the failure to make such notation with respect to any such Loan or payment shall not limit or otherwise affect the obligations of the Borrowers under the Credit Agreement or this Note.

         This Note is one of the Notes referred to in the Credit Agreement dated as of March 30, 2000, among the Borrowers, the Bank, the other banks party thereto (the "Banks"), and THE CHASE MANHATTAN BANK as agent for the Banks (in such capacity, the "Agent" and such Credit Agreement, as the same may be amended or otherwise modified from time to time, being referred to herein as the "Credit Agreement"), and evidences Loans made by the Bank thereunder. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and for prepayments of Loans prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

         This Note shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.

         Except for any notices expressly required by the Loan Documents, the Borrowers and each obligor, surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for

Exhibit "A" to Joinder Agreement, Cover Page payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release any such party or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

         This Note is given in amendment and restatement of that certain Note dated March 30, 2000 (the "Original Note"), previously executed and delivered to the Bank by the Borrowers other than the Sales Force Companies, Inc. in the face amount of ____________. Concurrently with the execution of this Note, the Sales Force Companies, Inc. is being joined to the Credit Agreement as a "Borrower" therein. All indebtedness evidenced by the Original Note is hereby renewed and is not extinguished by this Note and shall hereafter be governed by and payable in accordance with the terms hereof.

                                            MARKETING SPECIALISTS CORPORATION
                                            MARKETING SPECIALISTS SALES COMPANY


                                            By:
                                                -------------------------------
                                                Name:
                                                     --------------------------
                                                     Authorized Officer for the
                                                       above Borrowers


                                            PAUL INMAN ASSOCIATES, INC.
                                            BROMAR, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                      Authorized Officer for the
                                                        above Borrowers

NOTE - Page 2

                                            THE SALES FORCE COMPANIES, INC.


                                            By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                     Authorized Officer











NOTE - Page 3